UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.
On November 6, 2013, Smithfield Foods, Inc. (the "Company") announced that C. Larry Pope, president and chief executive officer of the Company, will make a presentation at the Rabobank International F&A Investor Conference. The slides to be used at the conference are furnished herewith as Exhibit 99.1 and are incorporated by reference herein.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Slides to be used in the Company’s presentation at the Rabobank International F&A Investor Conference on November 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: November 6, 2013	/s/ KENNETH M. SULLIVAN
Kenneth M. Sullivan
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Slides to be used in the Company’s presentation at the Rabobank International F&A Investor Conference on November 6, 2013.